         FORM OF ELECTION/LETTER OF TRANSMITTAL

         to accompany certificate for shares of
                      Common Stock
                           of

            SOUTHERN PACIFIC RAIL CORPORATION

         when submitted pursuant to an Election
             in connection with the proposed
    merger of Southern Pacific Rail Corporation with

             UNION PACIFIC RAILROAD COMPANY,

              a wholly owned subsidiary of
                UNION PACIFIC CORPORATION

          This Form of Election/Letter of Transmittal is to be completed by stockholders of Southern Pacific Rail Corporation ("Southern Pacific") either if stock certificates (the "Share Certificates") for shares of common stock ("SP Common Stock" or "Shares"), par value $0.001 per share, of Southern Pacific are to be forwarded herewith or if delivery of Shares are to be made by book entry transfer to the Exchange Agent's account at The Depository Trust Company, the Midwest Securities Trust Company or the Philadel-phia Depository Trust Company (each, a "Book Entry Transfer Facili-ty" and collectively, the "Book Entry Transfer Facilities") pursuant to book entry transfer procedures, or if or a guarantee of delivery of such Share Certificates, and all other required documents, are to be delivered to the Exchange Agent by 5:00 p.m., New York City
time, on                              , 1996, unless extended, in
order to effect an Election (as defined) in connection with the pro-posed merger of Southern Pacific with and into Union Pacific Rail-road Company, a wholly owned subsidiary of Union Pacific Corpo-ration.

                            The Exchange Agent is:

                                Citibank, N.A.

        By Mail:            By Overnight Delivery:            By Hand:

     Citibank, N.A.              Citibank, N.A.            Citibank, N.A.
    c/o Citicorp Data          c/o Citicorp Data      Corporate Trust Window
   Distribution, Inc.          Distribution, Inc.   111 Wall Street, 5th Floor
     P.O. Box 1429               404 Sette Drive         New York, New York
Paramus, New Jersey 07653  Paramus, New Jersey 07652

                          By Facsimile Transmission:

                       (For Eligible Institutions Only)
                                (201) 262-3240


                             Confirm by telephone:

                                (800) 422-2066

          DELIVERY OF THIS FORM OF ELECTION/LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION/LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

          The instructions accompanying this FORM OF ELEC-
TION/LETTER OF TRANSMITTAL should be read carefully before this Form of Election/Letter of Transmittal is completed.

THE DEADLINE FOR SUBMITTING THIS FORM OF ELECTION/LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES, IS 5:00 P.M.,
NEW YORK CITY TIME, ON                     __, 1996, UNLESS
EXTENDED.
           Southern Pacific stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to 5:00 p.m., New York City time, on ________, __, 1996, unless extended, (the "Election Deadline") and who wish to make an Election must do so pursuant to the guaranteed delivery procedure described below. See Instruction A2.

           SOUTHERN PACIFIC STOCKHOLDERS MAY CHOOSE TO MAKE A STOCK ELECTION AND/OR A CASH ELECTION WITH RESPECT TO ALL OR ANY PORTION OF THE SHARES HELD BY SUCH HOLDER.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Electing Institution:

     Check Box of Applicable Book-Entry Transfer Facility:

    / /   The Depository Trust Company

    / /   Philadelphia Depository Trust  Company

    / /   Midwest Securities Trust Company

     Account Number                     Transaction Code Number
                   ---------------                              ---------------

             TYPE OF ELECTION (See Instructions  B1 , B2  and B3)
       Certificates Enclosed (Attach separate signed list if necessary)

                                                           Cash Election   Stock Election
                                           Total Number
                                           of Shares       (Number of      (Number of
                                           Represented     Shares)         Shares)
Name(s) and Address(es) of   Certificate   by
   Registered Holder(s)      Number        Certificate
------------------------------------------------------------------------------------------




                             Total Shares


For each Share converted into cash, the holder will receive a cash payment of $25.00. For each share of SP Common Stock converted into shares of Common Stock of Union Pacific Corporation ("UP Common Stock"), the holder will receive .4065 shares of UP Common Stock. No fractional shares of UP Common Stock will be issued, and cash in lieu thereof will be distributed.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
               FORM OF ELECTION/LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

          In connection with the merger (the "Merger") of South-ern Pacific with and into Union Pacific Railroad Company ("UPRR"), a wholly owned subsidiary of Union Pacific Corporation ("Union Pacif-ic"), the undersigned hereby submits the Share Certificates evidenc-ing shares of SP Common Stock listed above, or hereby transfers ownership of such Share Certificates on the account books main-tained by a Book-Entry Transfer Facility, and elects, subject as set forth below, to have each share of SP Common Stock represented by such Share Certificates converted into (i) .4065 shares of common stock, par value $2.50 per share (the "UP Common Stock"), of Union Pacific (the "Stock Consideration"), (ii) $25.00 in cash, without interest thereon (the "Cash Consideration") or (iii) a combination thereof. It is understood that the following election is subject to
(i) the terms, conditions and limitations set forth in the Joint Proxy Statement/Prospectus dated __________, 1995 relating to the Merger (the "Joint Proxy Statement/Prospectus"), receipt of which is hereby acknowledged by the undersigned, (ii) the terms of the Agree-ment and Plan of Merger, dated as of August 3, 1995, (the "Merger Agreement"), attached as Annex B to the Joint Proxy State-ment/Prospectus and (iii) the accompanying instructions. Union Pacific's acceptance of Shares delivered pursuant to this Form of Election/Letter of Transmittal will constitute a binding agreement between the undersigned and Union Pacific upon the terms and subject to the conditions of (i), (ii) and (iii) listed above.

          ALTHOUGH THERE CAN BE NO ASSURANCE THAT A HOLDER OF
SHARES WILL RECEIVE THE CONSIDERATION THAT HE OR SHE ELECTS AS TO ALL OF HIS OR HER SHARES, A HOLDER OF SHARES HAVING A PREFERENCE AS TO THE FORM OF CONSIDERATION TO BE RECEIVED FOR HIS OR HER SHARES SHOULD MAKE AN ELECTION, BECAUSE SHARES AS TO WHICH AN ELECTION HAS BEEN MADE WILL BE GIVEN PRIORITY IN ALLOCATING SUCH CONSIDERATION OVER SHARES AS TO WHICH NO ELECTION IS RECEIVED. NONE OF UNION PACIFIC, SOUTHERN PACIFIC NOR THE SOUTHERN PACIFIC BOARD OF DIREC-TORS OR UNION PACIFIC BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD ELECT TO RECEIVE THE CASH CONSIDER-
ATION OR THE STOCK CONSIDERATION IN THE MERGER.   EACH STOCKHOLDER
MUST MAKE HIS OR HER OWN DECISION WITH RESPECT TO SUCH ELECTION. IF A STOCKHOLDER MAKES NO ELECTION, HE OR SHE WILL RECEIVE THE CASH CONSIDERATION AND/OR THE STOCK CONSIDERATION IN THE MERGER AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

          Failure of a holder of Shares to complete properly and to return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery of Share Certificates, to the Exchange Agent by the Elec-tion Deadline, or a holder of Shares who cannot complete the procedure for delivery by book-entry transfer on a timely basis, and who fails to comply with the election procedures described in the Joint Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause such holder's Shares to be converted into the right to receive the Stock Consideration and/or the Cash Consideration without regard to the preference of such holder of Shares.

          The undersigned authorizes and instructs you, as Ex-change Agent, to deliver the Share Certificates listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash or any certificate for the shares of UP Common Stock issuable in the Merger. If certifi-cates are not delivered herewith, there is furnished a guarantee of delivery of such Share Certificates from an Eligible Institution (as defined) .

          The undersigned represents and warrants that the under-signed has full power and authority to surrender the Share Certifi-cate(s) surrendered herewith or covered by a guarantee of delivery, free and clear of any liens, claims, charges or encumbrances whatso-ever. The undersigned understands and acknowledges that the method of delivery of the Share Certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Share Certificate(s) shall pass only after the Exchange Agent has actually received the Share Certificate(s). All questions as to the validity, form and eligibility of any Election and surrender of Share Certificates hereunder shall be determined by Union Pacific (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Union Pacific to be necessary or desirable to complete the sale, assignment, transfer, cancellation and retirement of the Shares delivered herewith. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

          The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preferences for the type of consideration they wish to receive in the Merger, provided that a number of Shares, together with the 39,034,471 Shares acquired by UP Acquisition Corporation ("Acquired Shares") at a price of $25.00 per Share, net to the seller in cash, pursuant to its tender offer (the "Offer") dated August 9, 1995, as nearly as practicable equal to 40% of the outstanding Shares, shall be converted into the right to receive the Cash Consideration, and a number of Shares as nearly as practicable equal to 60% of the outstanding Shares, be converted into the right to receive the Stock Consideration. Subject to the proration and the limitations de-scribed below, the Exchange Agent will honor the Stock Elections and Cash Elections made by holders of Shares when it issues shares of UP Common Stock and the Cash Consideration after the Effective Time (as defined in the Joint Proxy Statement/Prospectus).


          The undersigned understands that in lieu of any frac-tional share of UP Common Stock, Union Pacific will pay to each former stockholder of Southern Pacific who otherwise would be entitled to receive a fractional share of UP Common Stock an amount in cash determined by multiplying (i) the Average UP Share Price (as defined in the Merger Agreement) on the date on which the Effective Time occurs by (ii) the fractional interest in a share of UP Common Stock to which such holder would otherwise be entitled.

          Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of UP Common Stock in the name of the regis-tered holder(s) of the Shares appearing above under "Type of Elec-tion." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificate for shares of UP Common Stock to the registered hold-er(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Type of Election." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check and any certificate for shares of UP Common Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

     SPECIAL PAYMENT INSTRUCTIONS
     (See Instructions A1 and C3)

  To be completed ONLY if the check is to be made payable to, or the certificates for shares of UP Common Stock are to be registered in, the name of someone other than the undersigned.

Name
     -------------------------------------------------------
                         (Please Print)

Address
        -------------------------------------------------------

---------------------------------------------------------------
                                                       Zip Code

---------------------------------------------------------------
        Taxpayer identification or Social Security Number
           (See Substitute Form W-9 on reverse side)


             SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions A1 and C3)

  To be completed ONLY if the check or the certificates for shares of UP Common Stock are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Type of Election."

 Mail checks and/or certificate to:


Name
     -------------------------------------------------------
                         (Please Print)

Address
        -------------------------------------------------------

---------------------------------------------------------------
                                                       Zip Code


                          SIGNATURE
SIGN HERE:


                               Name(s):
----------------------------           -----------------------------------
                                                   (Please Print)

                               Name(s):
----------------------------           -----------------------------------
  Signature(s) of Owner(s)

                                  -----------------------------------------
                                        (Area Code and Telephone Number)

                                  -----------------------------------------
                                        (Payee Taxpayer Identification or
                                           Social Security Number)

                               Dated:
                                      -------------------------------------


Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney, executor, administrator, trustee or guardian or others acting in a fidu-ciary capacity, set forth full title and see Instruction C2.

                              SIGNATURE GUARANTEE

If you have filled out the Special Payment Instructions above, you must have your signatures guaranteed. (See Instructions A1 and C3.)

Name of Guarantor
                  ------------------------------------------

Signature(s) Guaranteed
                        ------------------------------------
                            (Authorized signature required)

Date
     ----------------------

                IMPORTANT TAX INFORMATION

    In order to ensure compliance with federal income tax require-ments, each holder of Shares is requested to provide the Exchange Agent with his correct Taxpayer Identification Number and to certify whether he or she is subject to backup federal income tax withhold-ing by completing and signing the Substitute Form W-9 below. (See Instruction C6 and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)





                                  SUBSTITUTE


                                   FORM W-9
                          Department of the Treasury
                           Internal Revenue Service


                           Payer's Request for Tax-
                                     payer
                             Identification Number
                                    (TIN)

Part I-PLEASE PROVIDE YOUR     ----------------------
TIN IN THE BOX AT RIGHT AND    Social Security Number
CERTIFY BY SIGNING AND DAT-
ING BELOW                      ------------------------------
                               Employer Identification Number
                               (If awaiting TIN, write
                               "Applied For")

PART II--For Payees Exempt From Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpay-er Identification Number (or a Taxpayer Identifica-tion Number has not been issued to me and either
                         (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60)

                         days, 31% of all reportable payments made to me thereafter will be withheld until I provide a num-
                         ber), and
(2) I am not subject to backup withholding either be-cause I have not been notified by the IRS that I am subject to backup withholding as a result of fail-ure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

SIGNATURE
          --------------------------------
DATE
     ------------------------------------, 1996


NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
     BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                      INSTRUCTIONS

A.   Form of Election/Letter of Transmittal

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Form of Election/Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Form of Election/Letter of Transmittal if (a) this Form of Election/Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares delivered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof. If a Share Certificate is registered in the name of a person other than the signer of this Form of Election/Letter of Transmittal, or if checks or certificates are to be payable to the order of or registered in the name of a person other than the registered holder(s), then the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificate, with the signature(s) on such Share Certificate or stock powers guaranteed as described above. See Instruction C2.

     2. Delivery of Form of Election/Letter of Transmittal and Share Certificates. This Form of Election/Letter of Transmittal is to be used either if Share Certificates are to be forwarded here-with, if Shares are to delivered by book-entry transfer pursuant to book-entry transfer procedures or if delivery of Shares is to be guaranteed. Share Certificates evidencing all delivered Shares, or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures together with a properly completed and duly executed Form of Election/Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other docu-ments required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the reverse hereof prior to the Election Deadline. If Share Certifi-cates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Form of Election/Letter of Transmittal must accompany each such delivery. Southern Pacific stockholders whose Share Certificates are not immediately available and who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Shares pursuant to the guaranteed delivery procedure.  Pursuant to such procedure:
(i) such delivery must be made by or through an Eligible Institu-tion; (ii) a properly completed and duly executed Notice of Guaran-teed Delivery, substantially in the form provided herewith, must be received by the Exchange Agent prior to the Election Deadline; and
(iii) in the case of a guarantee of Shares, the Share Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facili-ties, together with a properly completed and duly executed Form of Election/Letter of Transmittal (or manually signed facsimile there-
of) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Form of Election/Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of the Notice of
Guaranteed Delivery.   The term "Agent's Message" means a message,
transmitted by a Book-entry transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by the terms of this Form of Electi-on/Letter of Transmittal and that Union Pacific may enforce such agreement against the participant.

          Record holders of Shares who are nominees only may submit a separate Form of Election/Letter of Transmittal for each beneficial owner for whom such record holder is a nominee; provided, however, that at the request of the Exchange Agent, such record holder shall certify to the satisfaction of the Exchange Agent that such record holder holds such SP Common Stock as nominee for the beneficial owner thereof. Each beneficial owner for which a Form of Election/Letter of Transmittal is submitted will be treated as a separate holder of SP Common Stock.

          Southern Pacific stockholders whose Forms of Elec-tion/Letters of Transmittal and Share Certificates, or appropriate Notices of Guaranteed Delivery, are not received prior to the Elec-tion Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis will not be entitled to specify their preference(s) and may receive either shares of UP Common Stock, cash or a combination thereof in the Merger.

          The method of delivery of this Form of Election/Letter of Transmittal, Share Certificates and all other required documents is at the option and risk of the stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent.
If delivery is by mail, registered mail with return receipt request-ed, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.


     3. Inadequate Space. If the space provided herein under "Type of Election" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares delivered should be listed on a separate schedule and at-tached hereto.

     4. Change or Revocation of Election. Any holder of Share Certificates may, at any time prior to the Election Deadline, change his or her Election by submitting to the Exchange Agent a properly completed and signed revised Form of Election/Letter of Transmittal and all required additional documents, provided that the Exchange Agent receives such revised Form of Election/Letter of Transmittal and other necessary documents prior to the Election Deadline. Any holder of Shares may, at any time prior to the Election Deadline, revoke his or her prior valid Election by written notice received by the Exchange Agent prior to the Election Deadline or by written withdrawal prior to the Election Deadline of his or her Share Certificates (or of the Notice of Guaranteed Delivery of such certificates) previously deposited with the Exchange Agent.

     5. Automatic Revocations of Elections. All Elections will be revoked automatically if the Exchange Agent is notified in writing by Union Pacific, UP Acquisition Corporation, Inc. or UPRR that the Merger Agreement has been terminated, and Share Certificates will be promptly returned to the persons who have submitted them.


B.  Election and Allocation Procedures

     1. Elections. By checking the appropriate box above and completing this Form of Election/Letter of Transmittal in accordance with the instructions hereto, a Southern Pacific stockholder will be permitted to make a Stock Election and/or a Cash Election (each, an "Election") with respect to all or any portion of the Shares held by such holder. The aggregate number of Shares to be converted into the right to receive UP Common Stock pursuant to the Merger will be equal as nearly as practicable to 60% of all outstanding Shares immediately prior to the Effective Time; and the number of Shares to be converted into the right to receive the Cash Consideration pur-suant to the Merger, together with the Acquired Shares, will be equal as nearly as practicable to 40% of all outstanding Shares immediately prior to the Effective Time.

          Each Southern Pacific stockholder should consult his or her own financial advisor and tax advisor as to the specific conse-quences of the Merger and Election to such stockholder.

          No alternative, conditional or contingent Elections will be accepted.


     2. Stock Elections and Allocations. If Stock Elections are received for a number of Shares that is 60% or less of the outstand-ing Shares immediately prior to the Effective Time, each Share cov-ered by a Stock Election will be converted in the Merger into the right to receive .4065 of a share of UP Common Stock (the "Conver-sion Fraction").

          If Stock Elections are received for more than 60% of the outstanding Shares, each Share as to which an Election is not in effect at the Election Deadline (other than Acquired Shares) (a "Non-Electing Share") and each Share for which a Cash Election has been received will be converted into the right to receive the Cash Consideration in the Merger, and the Shares for which Stock Elec-tions have been received will be converted into UP Common Stock and the right to receive the Cash Consideration in the following manner:
(1) The Exchange Agent will distribute with respect to Shares as to which a Stock Election has been made the Stock Consideration with respect to a fraction of such Shares, the numerator of which frac-tion shall be 60% of the number of outstanding Shares and the denominator of which shall be the aggregate number of Shares covered by Stock Elections; and (2) Shares covered by a Stock Election and not fully converted into the right to receive UP Common Stock as set forth in clause (1) above will be converted in the Merger into the right to receive the Cash Consideration for each Share so converted.

     3. Cash Elections and Allocations. If the number of Acquired Shares and Shares for which Cash Elections are received in the aggregate is 40% or less of the outstanding Shares immediately prior to the Effective Time, each Share covered by a Cash Election will be converted in the Merger into the right to receive the Cash Consid-eration.

          If the number of Acquired Shares and Shares for which Cash Elections are received in the aggregate is more than 40% of the outstanding Shares, each Non-Electing Share and each Share for which a Stock Election has been received will be converted in the Merger into the Stock Consideration, and the Shares for which Cash Elec-tions have been received will be converted into the right to receive the Cash Consideration and the Stock Consideration in the following manner: (1) The Exchange Agent will distribute with respect to Shares as to which a Cash Election has been made the Cash Consid-eration with respect to a fraction of such Shares, the numerator of which fraction will be 40% of the number of outstanding Shares minus the number of Acquired Shares and the denominator of which will be the aggregate number of Shares covered by Cash Elections; and (2) Shares covered by a Cash Election and not fully converted into the right to receive the Cash Consideration as set forth in clause (1) above will be converted in the Merger into the Stock Consideration for each Share so converted.

     4. Treatment of Non-Electing Shares in Certain Circumstances. If Stock Elections are received for less than 60% of the outstanding Shares and Cash Elections, together with the Acquired Shares, are received for less than 40% of the outstanding Shares, the Exchange

Agent will distribute with respect to each Non-Electing Share, the Cash Consideration with respect to a fraction of such Non-Electing Share, where such fraction is calculated in a manner that will result in the sum of (i) the number of Shares converted into cash pursuant to this paragraph, (ii) the number of Shares for which Cash Elections have been received and (iii) the number of Acquired Shares being as close as practicable to 40% of the outstanding Shares immediately prior to the Effective Time. Each Non-Electing Share not converted into the right to receive the Cash Consideration as set forth in the preceding sentence will be converted in the Merger into the right to receive the Stock Consideration.

          Election Deadline. The Election Deadline for submitting this Form of Election/Letter of Transmittal to the Exchange Agent is
5:00 p.m., New York City time, on                          , 1996,
unless extended. Union Pacific may extend the Election Deadline to a later date so long as such later date is no later than the date on which the Merger is consummated. If the Election Deadline is extended, Union Pacific will announce such extension in a news release delivered to the Dow Jones New Service.

          Failure of a holder of Shares to complete properly and
to return this Form of Election/Letter of Transmittal together with his or her Share Certificates, or with an appropriate guarantee of delivery of Share Certificates, to the Exchange Agent by the Elec-tion Deadline, or a holder of Shares who cannot complete the proce-dure for delivery by book-entry transfer on a timely basis, and who fails to comply with the election procedures described in the Joint Proxy Statement/Prospectus and this Form of Election/Letter of Transmittal (including the instructions hereto) will cause each of such holder's Shares to be treated as a "Non-Electing Share" in the Merger and converted into the right to receive the Stock Consider-ation and/or the Cash Consideration without regard to the preference of such holder of Shares.
                      *     *     *

          A more complete description of the election and alloca-tion procedures is set forth in the Joint Proxy Statement/Prospectus under "The Merger - Election Procedures." All Elections are subject to compliance with the election procedures provided for in the Merger Agreement. In connection with making any Election, a South-ern Pacific stockholder should read carefully, among other matters, the description and statement of the information contained in the Joint Proxy Statement/Prospectus under "The Merger - Certain Federal Income Tax Consequences."

C. Receipt of Merger Consideration, Signatures, Special Instruc-tions, Taxes and Additional Copies

     1. Receipt of Merger Consideration. As soon as practicable after the Effective Time, checks and certificates representing shares of UP Common Stock will be distributed to those holders who are entitled thereto and who have surrendered their Share Certifi-cates to the Exchange Agent for cancellation.

     2. Signatures on Form of Election/Letter of Transmittal; Stock Powers and Endorsements. If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

          If any Share delivered herewith is owned of record by two or more persons, all such persons must sign this Form of Electi-on/Letter of Transmittal.

          If any of the Shares delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Forms of Election/Letters of Transmittal as there are different registrations of such Shares.

          If this Form of Election/Letter of Transmittal is signed by the registered holder(s) of the Shares delivered herewith, no endorsements of Share Certificates or separate stock powers are required, unless checks or certificates evidencing shares of UP Common Stock are to be payable to the order of, or registered in, the name of a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the regis-tered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

          If this Form of Election/Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered herewith, the Share Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signa-tures on such Share Certificate(s) and stock powers must be guar-anteed by an Eligible Institution.

          If this Form of Election/Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Union Pacific of such person's authority so to act must be submitted.

     3. Special Payment and Delivery Instructions. If any check or certificates evidencing shares of UP Common Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing this Form of Election/Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing this Form of Election/Le-tter of Transmittal or to the person(s) signing this Form of Elec-tion/Letter of Transmittal but at an address other than that shown in the box entitled "Type of Election," the appropriate boxes on this Form of Election/Letter of Transmittal must be completed.

     4. Stock Transfer Taxes. Union Pacific will bear the liabil-ity for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, provided, however, that if any such check or certificate is to be issued in a name other than that in which the Share Certifi-cates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evi-dence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued.

          Except as provided in this Instruction C4, it will not be necessary for transfer tax stamps to be affixed to the Share
Certificates evidencing the Shares delivered herewith.

     5. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at its respec-tive address or telephone number set forth above. Additional copies of the Joint Proxy Statement/Prospectus, this Form of Election/Let-ter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from D.F. King & Co. Inc., 77 Water Street, New York, New York 10005,
(800) 697-6974 or from brokers, dealers, commercial banks or trust companies.
     6. Substitute Form W-9. Under the federal income tax law, a stockholder who delivers Shares is required by law to provide the Exchange Agent (as payer) with such stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of Cash Consideration that are made to such stockholder with respect to Shares purchased pursuant to the Merger may be subject to backup withholding of 31%. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individu-al must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such state-ments can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If backup with-holding applies with respect to a stockholder, the Exchange Agent is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax lia-bility of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpay-ment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments of Cash Consider-ation that are made to a stockholder with respect to Shares deliv-ered herewith, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that
(i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

     The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substi-tute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of Cash Consider-ation to such stockholder until a TIN is provided to the Exchange Agent.

     7.  Lost, Destroyed or Stolen Share Certificates.  If any
Share Certificate(s) representing Shares has been lost, destroyed or stolen, the Southern Pacific stockholder should promptly notify the Exchange Agent. The Southern Pacific stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Form of Election/Letter of Transmit-tal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been fol-lowed.